UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): March 31, 2006
SUN NEW MEDIA INC.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	000-26347 (Commission File No.)	410985135 (I.R.S. Employer Identification No.)
P.O. Box 297
1142 South Diamond Bar Boulevard
Diamond Bar, California 91765
(Address of principal executive offices)
Registrant’s telephone number, including area code:
1-888-865-0901 ext. 322
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
Sale and Purchase Agreement to Acquire Lifestyle Magazines Publishing Pte. Ltd
          On March 31, 2006, pursuant to a Sale and Purchase Agreement dated February 14, 2006 (the “Lifestyle Purchase Agreement”) by and between Sun New Media, Inc. (the “Company”) and United Home Limited (“United Home”), the Company acquired a 100% controlling interest in Lifestyle Magazines Publishing Pte. Ltd (“Lifestyle Magazine”).
          SNMI acquired 100% of Lifestyle Magazine’s outstanding shares for HK$29,000,000 (about US$3.74 million) and satisfied the payment through the issuance of 978,406 shares of the Company’s common stock.
          Incorporated in Singapore, Lifestyle Magazine is one of Southeast Asia’s leading publishers of lifestyle and special interest magazines. It brings to the Company six popular magazine titles: New Man, Home Concepts, Space, Today’s Parents, Se Xiang Wei, and Pregnancy Guide.
          The Lifestyle Purchase Agreement is attached hereto as Exhibit 2.1.
Sale and Purchase Agreement to Acquire China Sport Television Production Ltd
          On March 31, 2006, pursuant to a Sale and Purchase Agreement dated February 13, 2006 (the “CSTV Purchase Agreement”) by and between Sun New Media, Inc. (the “Company”) and China Entertainment Sport Ltd, the Company acquired a 100% controlling interest in China Sport TV Productions Ltd (“CSTV”).
          SNMI acquired 100% of the outstanding capital stock of CSTV in exchange for the issuance of 460,526 shares of the Company’s common stock.
          CSTV is incorporated in the British Virgin Islands and is engaged in the business of sports television production and broadcasting in China.
          The CSTV Purchase Agreement is attached hereto as Exhibit 2.2.
Item 3.02 Unregistered Sales of Equity Securities.
          In connection with the transaction contemplated by the Lifestyle Purchase Agreement described in Item 2.01 of this Current Report on Form 8-K, within 30 days of March 31, 2006, the Company shall issue to United Home an aggregate of 978,406 shares of its common stock at US$3.80 per share in connection with the acquisition of Lifestyle Magazine.
          In connection with the transaction contemplated by the CSTV Purchase Agreement described in Item 2.01 of this Current Report on Form 8-K, within 30 days of March 31, 2006, the Company shall issue to China Entertainment Sport Ltd 460,526 shares of its common stock at US$3.80 per share in connection with the acquisition of CSTV.
          All of the foregoing issuances were made by the Registrant pursuant to the exemption from registration provided under Regulation S of the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a)	Financial Statements of Business Acquired
                  The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.
(b)	Pro Forma Financial Statements
                  The financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.
(d)	Exhibits

Exhibit No.	Description

2.1	Sale and Purchase Agreement for the Acquisition of Lifestyle Magazines Publishing Ltd, dated February 14, 2006 (incorporated herein by reference from the registrant’s current report on Form 8-K filed on February 17, 2006)

2.2	Sale and Purchase Agreement for the Acquisition of China Sport TV Production Ltd, dated February 13, 2006 (incorporated herein by reference from the registrant’s current report on Form 8-K filed on February 17, 2006)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 6, 2006

SUN NEW MEDIA INC.
By:	/s/ Frank Zhao
Frank Zhao
Chief Financial Officer